SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted
[ ]  Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                        UNITED NATIONAL FILM CORPORATION
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1)   Amount previously paid:
                                ------------------------------------------
    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
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    4)   Date Filed:
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
                        UNITED NATIONAL FILM CORPORATION

                              211 WEST WALL STREET
                              MIDLAND, TEXAS 79701

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD AUGUST 22, 2006


To Our Shareholders:

     United National Film Corporation (the "Company") will hold a Special Meeting of Shareholders at the offices of the Company located at 211 West Wall Street, Midland, Texas 79701 at 04:00 p.m. Central Daylight Time on August 22, 2006, for the following purposes:

     1. To consider and act upon a proposal to change the Company's state of incorporation from Colorado to the State of Nevada.

                                   BY ORDER OF THE BOARD OF DIRECTORS


                                   /s/ Glenn A. Little
                                   ---------------------------------
                                   Glenn A. Little, President

The holders of record of the Company's Common Stock at the close of business on July 17, 2006 are entitled to notice of and to vote at the Special Meeting with respect to the proposal. The holders of record of at least a majority of the shares of Common Stock of the Company entitled to vote must be present in person or represented by proxy in order to hold the Special Meeting. Accordingly, it is important that your shares be represented at the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE COMPLETE THE ENCLOSED PROXY CARD AND SIGN, DATE AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If you do plan to attend the Special Meeting in person, you may withdraw your proxy and vote personally on all matters brought before the Special Meeting. The Board of Directors recommends that you vote FOR all of the proposals set forth above. The proposal is fully described in the Proxy Statement accompanying this Notice.

                                   By Order of the Board of Directors,


                                   /s/ Glenn A. Little
                                   ---------------------------------
                                   Glenn A. Little, President

Midland, Texas
July 29, 2006

                         SPECIAL MEETING OF STOCKHOLDERS

                        UNITED NATIONAL FILM CORPORATION

                                 ---------------

                                 PROXY STATEMENT

                                 ---------------

     This proxy statement contains information related to our Special Meeting of stockholders to be held on August 22, 2006, beginning at 4:00 p.m. Central Time at the offices of the Company at 211 West Wall Street, Midland, Texas and at any adjournments or postponements thereof.

                                ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

     At the Special Meeting, stockholders will vote on the following proposals:

     (1)  To change  the  Company's  State of  Incorporation  from  Colorado  to
          Nevada;

WHO IS ENTITLED TO VOTE?

     Only stockholders of record at the close of business on the record date, July 17, 2006, are entitled to receive notice of the Special Meeting and to vote the shares of common stock they held on that date at the meeting or any postponement or adjournment of the meeting. Each outstanding share of common stock entitles its holder to cast one vote on each matter to be voted upon.

WHO CAN ATTEND THE MEETING?

     All stockholders as of the record date, or their duly appointed proxies, may attend. Please note that if you hold shares in "street name" (that is, through a broker or other nominee), you will need to bring evidence of your share ownership, such as a copy of a brokerage statement, reflecting your stock ownership as of the record date and valid picture identification.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the votes entitled to be cast at the meeting will constitute a quorum, permitting the meeting to conduct its business. As of the record date, July 17, 2006, 27,021,500 shares of our common stock, $.0001 par value per share, were issued and outstanding. Proxies received, but marked as abstentions, and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting, but will not be counted as votes cast "FOR" or "AGAINST" any given matter.

     If less than a majority of outstanding shares entitled to vote are represented at the meeting, a majority of the shares present at the meeting may adjourn the meeting to another date, time or place, and notice need not be given of the new date, time or place if the new date, time or place is announced at the meeting before an adjournment is taken.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to us, it will be voted as you direct. If you are a registered stockholder and you attend the meeting, you may deliver your completed proxy card in person.

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
"Street name" stockholders who wish to vote at the meeting will need to obtain a proxy from the institution that holds their shares.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with our Secretary either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board of Directors. The Board recommends a vote:

     * FOR the Proposal to change the Company's State of Incorporation from the State of Colorado to Nevada.

     There are no other matters other than the proposal set forth above that may be brought before the meeting.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     The affirmative vote of a majority of the votes cast either in person or by proxy at the meeting is required for the approval of the Proposal.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

     A properly executed proxy marked "ABSTAIN" will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have no effect on the outcome of the vote;

WHO PAYS FOR THE PREPARATION OF THE PROXY?

     We will pay the cost of preparing, assembling and mailing the notice of meeting, proxy statement and enclosed proxy card. In addition to the use of mail, our employees may solicit proxies personally and by telephone. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. We may reimburse such persons for their expenses incurred in connection with these activities.

     The approximate date that this proxy statement and the enclosed form of proxy are first being sent to stockholders is August 1, 2006. Our corporate headquarters are located at 211 West Wall Street Midland, Texas 79701 and our telephone number there is (432) 682-1761. A list of stockholders entitled to vote at the Special Meeting will be available at our corporate offices, during normal business hours, for a period of ten days prior to the meeting and at the meeting itself for examination by any stockholder.

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
                                 PROPOSAL NO. 1

               TO CHANGE THE CORPORATION'S STATE OF INCORPORATION
                             FROM COLORADO TO NEVADA

                                     GENERAL

     The Board of Directors of the Company and the principal stockholder of the Company have approved a proposal to change the Company's State of Incorporation from Colorado to Nevada.

                   REASON FOR CHANGE OF STATE OF INCORPORATION

     The purpose of the change of State of Incorporation from Colorado to Nevada is because management believes that the corporate law of the State of Nevada will be more beneficial to the operation of the business of the Corporation and will enable the Company to more effectively pursue its business opportunities.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following  table sets forth as of July 17, 2006 the stock  ownership of
(i) each officer and director of the Company, (ii) all officers and directors as a group, and (iii) each shareholder known by the Company to be a beneficial owner of 5% or more of the Company's Common Stock . At July 17, 2006, there were 27,021,500 shares of Company Common Stock issued and outstanding.

                                            Number of Shares        Percent of
  Name and Address                         Owned Beneficially       Class Owned
  ----------------                         ------------------       -----------
Glenn A. Little                                18,818,017              69.64%
211 West Wall Street
Midland, Texas 79701

All Officers and Directors (1 Person)          18,818,017              69.64%

                         EXCHANGE OF STOCK CERTIFICATES

     There is no mandatory exchange of stock certificate.

     After the Effective Date of the reincorporation to Nevada each certificate representing shares of Common Stock outstanding prior to the Effective Date (an "Old Certificate") will, unless surrendered and exchanged which may be done at the shareholder's option but which is not required, be deemed, for all corporate purposes, to evidence ownership of shares of the Nevada Corporation.

TRANSFER AGENT

     The transfer agent for the common stock is Corporate Stock Transfer, 3200 Cherry Creek Drive South #430, Denver, Colorado 80209

ADDITIONAL AVAILABLE INFORMATION

     We are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and accordingly file periodic reports, documents and other information with the Securities and Exchange Commission relating to our business, financial statements and other matters. Such reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F. Street, N.E. Washington, D.C. or may be accessed at www.sec.gov.

OTHER MATTERS

     No other matters will be brought before the meeting

Whether you intend to be present at the Special Meeting or not, we urge you to return your signed proxy card promptly.

                                   By Order of the Board of Directors


                                   /s/ Glenn A. Little, President
                                   ----------------------------------

                SPECIAL MEETING OF STOCKHOLDERS -AUGUST 22, 2006

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned, a stockholder of United National Film Corporation (the "Company"), hereby revoking any proxy heretofore given, does hereby appoints Glenn A. Little, proxy with power of substitution, for and in the name of the undersigned to attend the Special Meeting of Stockholders of the Company to be held on August 22, 2006, at 211 West Wall Street, Midland, Texas at 4:00 p.m., Central Time, or at any adjournment or postponement thereof, and there to vote, as designated below, all shares of common stock ("Common Stock"), $.0001 par value per share, of the Company, which the undersigned would be entitled to vote if personally present at said meeting, all as described in the Proxy Statement dated July 29, 2006 receipt of which, together with the Notice of Special Meeting is hereby acknowledged, as follows:

     The Board of Directors recommends a vote FOR the following proposal

     1. To change the Company's of State of Incorporation from Colorado State to Nevada

          [ ] For             [ ] Against           [ ] Abstain

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN IT WILL BE VOTED FOR EACH PROPOSAL


                                      DATED:  August __,  2006


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                                      SIGNATURE(S)

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Please sign  exactly as your shares are  registered.  For joint  accounts,  each co-owner should sign. When signing in a fiduciary representative capacity, please give your full title as such.